UNAUDITED PRO FORMA FINANCIAL INFORMATION

  Subsequent to the Share Exchange, Alpha Nutra, Inc. changed its name to China Broadband, Inc. As the name change went into effect on May 4, 2007, references in these financial statements are to “Alpha Nutra, Inc.”

The following unaudited pro forma combined balance sheet as of December 31, 2006 combines the audited historical balance sheet of Alpha Nutra, Inc. as of December 31, 2006, the audited historical balance sheet of China Broadband Ltd., a recently acquired Cayman Islands company, as of December 31, 2006 and Jinan Guangdian Jia He Broadband Company, Ltd. a recently acquired Republic of China company as of December 31, 2006. The following unaudited pro forma combined balance sheet as of December 31, 2005 includes only the audited historical balance sheet of Alpha Nutra, Inc. as of December 31, 2005 and Jinan Guangdian Jia He Broadband Company, Ltd., as China Broadband Ltd., was formed during the year ended December 31, 2006. The following unaudited pro forma combined statement of operations for the year ended December 31, 2006 combines the audited historical statement of operations of Alpha Nutra, Inc. for the year ended December 31, 2006, the audited historical consolidated statement of operations of China Broadband Ltd. for the year ended December 31, 2006 and Jinan Guangdian Jia He Broadband Company, Ltd., for the year ended December 31, 2006, giving effect to the merger as if it had been consummated at the beginning of the period presented. The following unaudited pro forma combined statement of operations for the year ended December 31, 2005 includes only the audited historical statement of operations of Alpha Nutra, Inc. and Jinan Guangdian Jia He Broadband Company, Ltd., for the year ended December 31, 2006, as China Broadband Ltd. was formed during the year ended December 31, 2006.

The unaudited pro forma combined financial information should be read in conjunction with the audited historical financial statements and related notes of Alpha Nutra, Inc. which are incorporated by reference into this 8-K and the audited historical financial statements and related notes of China Broadband Ltd. and Jinan Guangdian Jia He Broadband Company, Ltd. which are included as an exhibit in this 8-K .

The unaudited pro forma combined financial information excludes costs associated with the integration and consolidation of the companies.

This unaudited pro forma combined financial information is not necessarily indicative of the operating results and financial position that might have been achieved had the merger occurred as of the beginning of the earliest period presented, nor are they necessarily indicative of operating results and financial position which may occur in the future.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

December 31, 2006

		China	Jinan
	Alpha Nutra	Broadband	Broadband
	December 31,	December 31,	December 31,		Pro Forma
	2006	2006	2006	Adjustments	Combined
ASSETS

Current assets:
Cash	$-	$53,170	$21,625		$74,795
Escrow cash	-	50,000	-		50,000
Accounts receivable, net	-	-	-		-
Inventories	-	-	1,569,904		1,569,904
Prepaid expenses and other current assets	-	-	106,829		106,829
Total current assets	-	103,170	1,698,358	-	1,801,528

Property and equipment, net	-	-	10,014,215		10,014,215
Issuance costs associated with private placement offering	-	103,653	-		103,653
Other assets	-	-	-		-

	$-	$206,823	$11,712,573	$-	$11,919,396

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and accrued expenses	$-	$6,762	$2,105,747		$2,112,509
Taxes payable			25,767		25,767
Advance Payments			1,007,807		1,007,807
Amount due to related company			13,677,237		13,677,237
Convertible notes payable	-	325,000	-		325,000
Total current liabilities	-	331,762	16,816,558	-	17,148,320

Convertible notes payable	-	-	-		-
Other liabilities	-	-	-		-
Total liabilities	-	331,762	16,816,558	-	17,148,320

Minority interest payable (receivable)	-	-	-	(2,269,619)	(2,269,619)

Stockholder's equity:
Common stock	535	50,000	-		50,535
Additional paid-in capital	6,705,918	-	-		6,705,918
Retained Earnings (Accumulated Deficit)	(6,706,453)	(174,939)	(4,995,862)	2,269,619	(9,607,635)
Note receivable from stockholders					-
Accumulated other comprehensive income		-	(108,123)		(108,123)
Total stockholder's equity	-	(124,939)	(5,103,985)	2,269,619	(2,959,305)

	$-	$206,823	$11,712,573	$-	$11,919,396

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For Year Ended December 31, 2006

		China	Jinan
	Alpha Nutra	Broadband	Broadband
	Twelve	Twelve	Twelve
	Months Ended	Months Ended	Months Ended
	December 31, 2006	December 31, 2006	December 31, 2006		Pro Forma
	Historical	Historical	Historical	Adjustments	Combined

Sales	$-	$-	$2,899,451	$-	$2,899,451

Cost of Sales	-	-	1,187,734	-	1,187,734

Gross Margin	-	-	1,711,717	-	1,711,717

Operating expenses:
Formation costs	-	168,177	-	-	168,177
Selling, general and administrative	-	-	233,233	-	233,233
	-	-	-	-	-

Earnings before interest, depreciation and amortization	-	(168,177)	1,478,484	-	1,310,307

Depreciation and amortization and impairment	-	-	6,110,360	-	6,110,360

Income (loss) from operations	-	(168,177)	(4,631,876)	-	(4,800,053)

Interest and other income (expense), net	-	(6,762)	-	-	(6,762)

Income (loss) before income tax provision	-	(174,939)	(4,631,876)	-	(4,806,815)

Income tax provision	-	-	-	-	-

Income Loss before minority interest	-	(174,939)	(4,631,876)	-	(4,806,815)

Minority Interest	-	-	-	2,269,619	2,269,619

Net income (loss)	$-	$(174,939)	$(4,631,876)	$2,269,619	$(2,537,196)

Earnings (loss) per share:
Primary	$-				$(4.75)

Fully diluted	$-				$(4.75)

Weighted average number of common and common
equivalent shares outstanding:
Primary	534,494				534,494

Fully diluted	534,494				534,494

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

December 31, 2005

		China	Jinan
	Alpha Nutra	Broadband	Broadband
	December 31,	December 31,	December 31,		Pro Forma
	2005	2005	2005	Adjustments	Combined
ASSETS

Current assets:
Cash	$-	$-	$42,723		$42,723
Escrow cash	-	-	-		-
Accounts receivable, net	-	-	-		-
Inventories	-	-	1,848,073		1,848,073
Prepaid expenses and other current assets	-	-	195,804		195,804
Total current assets	-	-	2,086,600	-	2,086,600

Property and equipment, net	-	-	9,940,023		9,940,023
Construction-in-progress	-	-	3,119,995		3,119,995
Other assets	-	-	-		-

	$-	$-	$15,146,618	$-	$15,146,618

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and accrued expenses	$-	$-	$3,012,943		$3,012,943
Taxes payable			14,686		14,686
Advance Payments			973,173		973,173
Amount due to related company			11,514,136		11,514,136
Convertible notes payable	-	-	-		-
Total current liabilities	-	-	15,514,938	-	15,514,938

Convertible notes payable	-	-	-		-
Other liabilities	-	-	-		-
Total liabilities	-	-	15,514,938	-	15,514,938

Minority interest payable (receivable)	-	-	-	(178,353)	(178,353)

Stockholder's equity:
Common stock	535	-	-		535
Additional paid-in capital	6,705,918	-	-		6,705,918
Retained Earnings (Accumulated Deficit)	(6,706,453)	-	(363,986)	178,353	(6,892,086)
Note receivable from stockholders					-
Accumulated other comprehensive income		-	(4,334)		(4,334)
Total stockholder's equity	-	-	(368,320)	178,353	(189,967)

	$-	$-	$15,146,618	$-	$15,146,618

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For Year Ended December 31, 2005

		China	Jinan
	Alpha Nutra	Broadband	Broadband
	Twelve	Twelve	Twelve
	Months Ended	Months Ended	Months Ended
	December 31, 2005	December 31, 2005	December 31, 2005		Pro Forma
	Historical	Historical	Historical	Adjustments	Combined

Sales	$-	$-	$2,821,667	$-	$2,821,667

Cost of Sales	-	-	1,445,898	-	1,445,898

Gross Margin	-	-	1,375,769	-	1,375,769

Operating expenses:
Formation costs	-	-	-	-	-
Selling, general and administrative	500,000	-	273,323	-	773,323
	-	-	-	-	-

Earnings before interest, depreciation and amortization	(500,000)	-	1,102,446	-	602,446

Depreciation and amortization and impairment	-	-	1,466,432	-	1,466,432

Income (loss) from operations	(500,000)	-	(363,986)	-	(863,986)

Interest and other income (expense), net	-	-	-	-	-

Income (loss) from continuing operations before Min Int	(500,000)	-	(363,986)	-	(863,986)

Minority Interest	-	-	-	178,353	178,353

Income (loss) from continuing operations	(500,000)	-	(363,986)	178,353	(685,633)

Discontinued operations, net of tax
Loss from discontinued operations, net of tax ($0)	(474,306)	-	-	-	(474,306)

Loss from discontinued operations	(474,306)	-	-	-	(474,306)

Net income (loss)	$(974,306)	$-	$(363,986)	$178,353	$(1,159,939)

Earnings (loss) per share:
Continuing Operations	$(0.10)				$(0.17)

Fully diluted	$(0.09)				$(0.09)

Weighted average number of common and common
equivalent shares outstanding:
Basic & Diluted	5,232,046				5,232,046